UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 04/21/2009

BJ SERVICES COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-10570

Delaware	63-0084140
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4601 Westway Park Blvd., Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 462-4239

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

News Release Announcing Fiscal Year 2009 Second Quarter Results.

On April 21, 2009, BJ Services Company issued a news release announcing second quarter results for the period ended March 31, 2009. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

The information in this report is being furnished pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this report and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

This report contains forward-looking statements within the meaning of the Securities Litigation Reform Act that involve risks and uncertainties, including oil and gas price volatility, variations in demand for our services, operational and other risks, and other factors described from time to time in the Company’s publicly available SEC reports, which could cause actual results to differ materially from those indicated in the forward-looking statements. In this report, the words “expect,” “estimate,” “project,” “believe,” “achievable” and similar words are intended to identify forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
99.1	Press Release - Earnings for Second Fiscal Quarter 2009

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ Services Company
(Registrant)

Date: April 21, 2009	By:	/s/ Jeffrey E. Smith
Jeffrey E. Smith
Executive Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release - Earnings for Second Fiscal Quarter 2009

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